

BAR HARBOR BANKSHARES

ANNUAL SHAREHOLDERS' MEETING

May 17, 2016

Safe Harbor Statement

This presentation contains certain statements that may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including certain phrases, expectations, goals, projections and statements which are subject to numerous risks and uncertainties. Forward looking statements can be identified by words such as "anticipates," "believes," "contemplates," "feels", "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may," or similar expressions, which predict or indicate future events or trends and which do not relate to historical matters. These forward-looking statements are predicated on the beliefs and assumptions of Bar Harbor Bankshares' management based on information known to management as of the date of this presentation and do not purport to speak as of any other date. Forward looking statements should not be relied upon, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the company. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, The Companies' actual results, performance or achievements could differ materially from those discussed. Factors that could cause or contribute to such differences include but are not limited to: changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in capital and credit markets; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of customers of the Company and its subsidiaries; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of the Company's strategies and business initiatives; changes in the financial markets, including fluctuations in interest rates; competitive product and pricing pressures among financial institutions within the Company's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards. The Company cautions that the foregoing list of factors is not exclusive. For a discussion of factors that may cause actual results to differ from expectations, please refer to "Item 1A. Risk Factors" of the Bar Harbor Bankshares Annual Report on Form 10-K for the year ended December 31, 2015, as updated by our filing on Form 10-Q and other filing with the SEC. Forward-looking statements speak only as of the date they are made. The Company's does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, The Company's claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

2015 General and Economic Environment

- Continued slow pace of economic recovery
- Monetary policy leaning towards tightening
- Long term interest rates continued near historic lows
- Fairly flat Treasury yield curve
- Backdrop of heavy regulation
- Higher expectations for customer delivery channels

2015 Environment Specific to BHB

- Successful tourist season
- Strong lobster landings
- Wild blueberry season – good volume but lower pricing
- Loan demand challenged by brisk competition – creating pricing and structure pressures
- Improved attention to small business banking relationships
- Improving our sales culture and the customer experience

2015 Financial Achievements

- Record earnings & EPS
- Increased dividends in every quarter
- Higher levels of net interest income and non-interest income
- Efficiency ratio of 56.3%
- Average earning asset growth of $97.3MM, or 7.1%
- Loan growth of $71.0MM, or 7.7%
- Deposit growth of $84.7MM, or 9.9%
- Stable Credit Quality
- Well Capitalized

Recognition of Performance and Culture

- American Banker, *Top 200 Community Banks*
- Bank Director, *America's Top Performing Banks*


As Published In
Bank Director
July 2015
BANK PERFORMANCE SCORECARD
AMERICA'S TOP PERFORMING BANKS
2015


As Published In
American Banker Magazine
May 2015
TOP 200 COMMUNITY BANKS & THRIFTS
2015

First Quarter 2016

The momentum continues…

- Record Earnings & EPS
- ROA – 1.10%
- ROE – 11.18%
- Efficiency Ratio – 57.4%
- Commercial loan growth of $22.6 million, or 4.5%
- Stable credit quality
- Twentieth consecutive quarterly cash dividend increase

Investments in Our Future

Focus in 2015

- Leadership and organizational structure
- Risk and credit infrastructure
- Products and technology
- Improved delivery model for expediting small business loans
- Corporate headquarters renovation

Investments in Our Future

Improving the

Customer and Employee Experience

drives performance

and creates shareholder value

and…

is central to the

Bar Harbor Bank & Trust Brand



FINANCIAL CONDITION

December 31, 2015

Total Assets

($ in millions)


$1,800
$1,500
$1,200
$900
$600
$300
$0
748
825
890
972
1,072
1,118
1,167
1,303
1,374
1,459
1,580
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Loans
Securities
Other
LOANS up $71.0MM, or 7.7%
TOTAL ASSETS Up $120.7MM, or 8.3%

BAR HARBOR BANKSHARES

Loan Portfolio

12/31/15



Home Equity 5%
Tax-Exempt 2%
Consumer 1%
CRE 37%
Residential RE 41%
Commercial Construction 3%
C & I 8%
Agriculture 3%
Lodging industry represents 25.7% of CRE mortgage portfolio

PORTFOLIO YIELD 4.11%

Investment Securities


U.S. Government Agency MBS 15.7%
Private Label MBS 0.7%
Municipal Debt Obligations 22.8%
GSE MBS 60.8%

- No municipal debt obligations rated below investment grade
- 2015 Portfolio yield - 3.52%
- Portfolio duration – Less than 5 years

Non-Performing to Total Loans


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
2.91%
1.77%
2.05%
1.21%
1.42%
1.04%
1.34%
0.94%
0.71%
0.79%
2011
2012
2013
2014
2015
BHB
UBPR Peer Banks
Not reflective of credit deterioration

BAR HARBOR BANKSHARES

Net Charge-Offs to Average Loans



0.60%
0.40%
0.20%
0.00%
0.37%
0.23%
0.12%
0.15%
0.14%
One relationship
2011
2012
2013
2014
2015

Total Deposits
($ in millions)


1000
900
800
700
600
500
400
496
539
578
641
708
723
796
836
858
943
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
TOTAL DEPOSITS Up $84.7MM, or 9.9%

"Well Capitalized"

Capital Ratios



21%
18%
15%
12%
9%
6%
3%
0%
4.00%
5.00%
9.37%
6.00%
8.00%
15.55%
8.00%
10.00%
17.12%
TIER 1 - LEVERAGE
TIER 1 - RISK BASED
TOTAL RISK-BASED
Adequate
Well
BHB



RESULTS OF OPERATIONS

For the year ended
December 31, 2015

Net Income
($ in millions)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
6.9
7.2
7.7
9.3
10.0
11.0
12.5
13.1
14.6
15.2
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
NET INCOME Up $0.5MM, or 3.7%

Efficiency Ratio



80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
55.0%
55.0%
55.8%
54.7%
56.3%
2011
2012
2013
2014
2015
BHB
Proxy Peer
UBPR Peer

Proxy Peer – Average of 20 publically traded commercial and savings banks in the Northeast
UBPR Peer – Average of 342 bank holding companies with consolidated assets between $1 and $3 billion
Source: SNL Financial

Return On Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.02%
0.96%
0.97%
1.00%
0.88%
0.98%
0.84%
1.03%
0.72%
0.98%
2011
2012
2013
2014
2015
FDIC Northeast Peers
BHB

BAR HARBOR BANKSHARES

Return On Average Equity



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.94%
9.93%
10.52%
10.69%
10.01%
2011
2012
2013
2014
2015
BHB
Proxy Peer
FDIC Northeast Peer

Proxy Peer – Average of 20 publicly traded commercial and savings banks in the Northeast
FDIC Northeast Peer – Average of 668 bank holding companies located in the Northeastern US via FDIC Quarterly Banking Profile
Source: SNL Financial

EPS & Shareholder Dividends



3.00
2.50
2.00
1.50
1.00
0.50
0.00
1.90
0.730
2.12
0.78
2.22
0.833
2.45
0.905
2.50
1.010
2011
2012
2013
2014
2015
EPS
Dividends
EPS
up $0.05,
or 2.0%
DIVIDENDS
up $0.11,
or 11.6%

Total Shareholder Return



COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
Among Bar Harbor Bankshares, the NYSE MKT Composite Index,
the S&P 500 Index and ABA Nasdaq Community Bank Index
$250
$200
$150
$100
$50
$0
12/10
12/11
12/12
12/13
12/14
12/15
Bar Harbor Bankshares
NYSE MKT Composite
S&P 500
ABA Nasdaq Community Bank Index

*$100 invested on 12/31/10 in stock or index, including reinvestment of dividends.
Fiscal year ending December 31.

Copyright© 2016 S&P, a division of McGraw Hill Financial. All rights reserved.



Bar Harbor Bankshares and Lake Sunapee Bank Group Combine to Create a Leading Northern New England Banking Institution

BAR HARBOR BANKSHARES

Announced
May 5, 2016

LSBG
Lake Sunapee Bank Group

Safe Harbor Statement

SAFE HARBOR

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about the proposed merger of Bar Harbor Bankshares ("Bar Harbor") and Lake Sunapee Bank Group ("Lake Sunapee"). These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." Certain factors that could cause actual results to differ materially from expected results include delays in completing the merger, including as a result of delays in obtaining regulatory or shareholder approval, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Bar Harbor and Lake Sunapee, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Bar Harbor and Lake Sunapee are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Bar Harbor and Lake Sunapee file with the Securities and Exchange Commission ("SEC").

ADDITIONAL INFORMATION ABOUT THE MERGER

In connection with the proposed merger, Bar Harbor will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Bar Harbor and Lake Sunapee and a Prospectus of Bar Harbor, as well as other relevant documents concerning the proposed merger. Investors and stockholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the Registration Statement and Joint Proxy Statement/Prospectus, as well as other filings containing information about Bar Harbor and Lake Sunapee, when they become available, may be obtained free of charge at the SEC's Internet site (www.sec.gov). Copies of the Registration Statement and Joint Proxy Statement/Prospectus (when they become available) and the filings that will be incorporated by reference therein may also be obtained, free of charge, from Bar Harbor's website at www.bhbt.com/shareholder-relations or by contacting Bar Harbor Investor Relations at 888-853-7100 or from Lake Sunapee's website at www.lakesunapeebankgroup.com or by contacting Lake Sunapee Investor Relations at 603-863-0886.

PARTICIPANTS IN SOLICITATION

Bar Harbor and Lake Sunapee and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Bar Harbor and Lake Sunapee in connection with the proposed merger. Information about the directors and executive officers of Bar Harbor is set forth in the proxy statement for Bar Harbor's 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 23, 2016. Information about the directors and executive officers of Lake Sunapee is set forth in the proxy statement for Lake Sunapee's 2016 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 28, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and a description of their direct and indirect interests, by security holdings or otherwise, may be obtained by reading the Joint Proxy Statement/Prospectus and other relevant documents regarding the proposed merger to be filed with the SEC (when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Attractive Combined Franchise



BHB (15)
LSBG (35)
Trois-Rivières
Victoriaville
St-Georges
St-Hyacinthe
Montreal
Granby
Sherbrooke
Dover-Foxcroft
Plattsburgh
Farmington
Skowhegan
Bangor
Machias
Burlington
St Johnsbury
Ellsworth
Belfast
Auburn
Rockland
Middlebury
Woodsville
Brunswick
Rutland
Portland
Laconia
Biddeford
Concord
Dover
Portsmouth
Keene
Manchester
Lowell
Fitchburg
MASSACHUSETTS
Boston
Springfield
Worcester
Brockton
Hartford
Providence
Barnstable
Bristol
New Bedford
CONNECTICUT
New Haven
New London
Nantucket

BAR HARBOR BANKSHARES

Attractive Combined Franchise

($mm)	BHB	LSBG	Pro Forma[1]
Balance Sheet 3/31/2016			
Assets	$1,622	$1,564	$3,186
Gross Loans	$1,007	$1,222	$2,229
Deposits	$963	$1,141	$2,104
Market Capitalization and Branch Totals			
Market Capitalization[2]	$208	$119	$352
Branches	15	35	50
Trust & Financial Services - 2015			
Trust AUM (As of 12/31/15)	$403	$1,548	$1,951
Total Revenue	$4	$8	$12
Deposit Market Share			
Maine:	9	--	9
New Hampshire:	--	8	8
Vermont:	--	12	12
New England[3]:	63	46	30

1) Does not assume any purchase accounting adjustments
2) Market data as of May 4, 2016
3) New England defined as Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island, and Vermont

Source: SNL Financial, FDIC

BAR HARBOR BANKSHARES

A Strategically Compelling Transaction

Strategic Rationale

- Expands footprint to new markets with favorable demographics
- Opportunity to partner with high performing institution with deep lending history, strong credit culture, and low cost deposits
- Trust subsidiary provides scale to fee income component
- Combined platform creates significant revenue and cross-selling opportunities (identified, not factored in projections)

Attractive Financial Metrics

- Immediately accretive to EPS: 11.4%[1] in first year (2017); 17.3%[1] in 2018
- Maintain well-capitalized thresholds at closing
- 4.0 year tangible book value per share earn back[2]

Low Risk

- Capitalizes on BHB's strategic investment in personnel and technology in anticipation of a transformative transaction
- Comprehensive due diligence process completed
- Retention of LSBG branding helps ensure continuity
- William J. McIver will join senior management team as Regional President
- Compatible cultures

1) Excludes merger related one-time costs
2) Earn back is defined as the number of years for pro forma tangible book value per share to exceed stand alone projected tangible book value per share

Transaction Terms

Aggregate Consideration:	Approximately $143 million[1,2]
Consideration Mix:	100% Stock
Per Share Consideration:	$17.00 per share[2]
Board Composition:	15 Total (Eleven BHB / Four LSBG)
Approval Requirements:	BHB & LSBG Shareholder Approval Customary Regulatory Approval
Anticipated Closing:	Late 4th Quarter 2016 / Early 1st Quarter 2017
Pro Forma Ownership:	BHB 59% / LSBG 41%

1) Assumes 8,381,713 shares outstanding
2) Based on a fixed exchange ratio of 0.4970x and BHB's 10-day Volume Weighted Average Closing Price ("VWAP") of $34.21

Transaction Assumptions and Pricing

Key Transaction and Model Assumptions

- One-time, pre-tax costs of approximately $16.9 million
- Cost savings of 20% of LSBG's non-interest expense, or approximately $10.1 million when fully phased in
- Gross credit mark of 1.0% of loans outstanding, inclusive of existing LSBG credit mark for previous transactions
- Core deposit intangible of 1.0% of LSBG's core deposits

Transaction Value and Pricing Multiples

Transaction Value	• Approximately $143 million in the aggregate[1,2] • $17.00 per share[2]
Price / Tangible Book Value	• 163% of March 31, 2016 tangible book value per share
Price / LTM EPS	• 15.6x last twelve months earnings per share
Core Deposit Premium	• 5.7% premium to core deposits[3]

1) Assumes 8,381,713 shares outstanding
2) Based on a fixed exchange ratio of 0.4970x and BHB's 10-day VWAP of $34.21
3) Core deposits equal total deposits less jumbo CDs (>$100,000)

Near-Term Challenges

- Successful integration of BHB and LSBG
- Proactively managing increasing regulation
- Managing interest rate risk while defending the net interest margin
- Prolonged low interest rate environment
- Sustaining credit discipline in the face of aggressive competition
- Balancing growth & earnings

~ The very foundation of our model ~


BAR HARBOR
BANKSHARES